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                                                                   EXHIBIT 23.4


                              CONSENT OF COUNSEL


       We consent to the use of our name under the caption "Experts" in the Prospectus, which constitutes a part of the Registration Statement for the Common Stock of SpectRx, Inc. on Form S-1.

KILPATRICK STOCKTON, LLP

By:
   ----------------------

February 26, 1997.